UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

7	31	2013

ANNUAL REPORT

Oppenheimer Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Credit Suisse Leveraged Loan Index
	Without Sales Charge	With Sales Charge
1-Year	7.63%	3.86%	7.74%
5-Year	6.64	5.88	6.20
10-Year	5.41	5.04	5.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 7.63% during the 12-month reporting period, relative to its benchmark, the Credit Suisse Leveraged Loan Index, which returned 7.74%. Senior bank loans continued to perform positively and were far less impacted by the volatility throughout fixed-income markets towards the end of the period.

MARKET OVERVIEW

The reporting period began near the start of an economic rebound following disappointing employment data, sluggish housing markets, the ongoing impact of the European debt crisis, and slowing growth in the emerging markets. Investor sentiment improved dramatically during the fall of 2012 when the unemployment rate declined sharply, housing sales and prices climbed, and the European Central Bank announced credible measures to address weakness in its banking system. In addition, U.S. investors were encouraged when the Federal Reserve

(the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low.

These measures generally proved effective, as evidenced by mildly accelerating economic growth, labor market gains, and higher housing prices over the first quarter of 2013. Manufacturing activity also

OPPENHEIMER SENIOR FLOATING RATE FUND	3

expanded, as did exploration-and-production activity surrounding domestic sources of oil and gas. In light of the nation’s improved economic prospects, several broad measures of stock market performance set new record highs in the spring. These developments also supported credit conditions in the high yield bond market and the senior loan market.

Investor sentiment shifted dramatically in late May, when remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. Newly cautious investors sparked heightened volatility among longer-term, fixed-rate bonds, causing prices of U.S. government securities to fall and their yields to rise. In addition, stocks and corporate-backed bonds gave back some of their previous gains.

Despite heightened turbulence among fixed-rate bonds, bank loans exhibited little volatility due to their floating interest rates, which climbed, on average, as investors anticipated a shift to a more moderately accommodative monetary policy. In addition, leveraged loans were supported by robust demand from investors seeking shelter from the volatility affecting fixed-rate securities in a rising interest-rate environment. Meanwhile, the bank loan market’s leverage ratios remained well below their 2007 peak.

U.S. financial markets stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. In addition, an objective view of recent economic data revealed that, in a slow-but-steady economic recovery, inflation, employment, and GDP growth remained well below the Fed’s previously stated targets.

FUND PERFORMANCE

In anticipation of a strong leveraged loan market, we generally maintained a constructive investment posture throughout the 12-month reporting period. We maintained a tilt towards higher yielding credits with “single-B” credit ratings. This strategy proved successful, enabling the Fund to earn higher levels of current income as credit conditions improved in tandem with the broader U.S. economy.

Our credit selection strategy was especially effective in the broadcasting sector, where the issuer of one of the Fund’s holdings benefited from its recovery from bankruptcy and the acquisition of the company by a publicly traded media conglomerate. Strong credit selections also led to significant outperformance in the materials and diversified media sectors.

4	OPPENHEIMER SENIOR FLOATING RATE FUND

The Fund encountered mildly disappointing results in just a few sectors of the benchmark. Returns from the lodging-and-gaming industry were hindered by the financial struggles of an Atlantic City casino. In the energy sector, results were dampened by the bankruptcy of an oil-and-gas producer, as well as less severe issues affecting an oil refiner. The industrials/manufacturing, metals-and-minerals and information technology sectors also lagged market averages during the reporting period.

STRATEGY & OUTLOOK

As of the reporting period’s end, we expect volatility to continue to affect fixed-rate bonds, especially if the Fed begins to taper off its quantitative easing program later this year. Such an action could continue to fuel increased demand for senior loans. In addition, we anticipate that the U.S. economic recovery will continue to advance modestly over the foreseeable future, providing additional support for lower rated securities.

Consequently, we have maintained the Fund’s constructive posture, including an emphasis on B-rated credits that, in our analysis, offer high yields and sound credit fundamentals. In addition, we intend to remain watchful for opportunities to purchase credits that may be temporarily mispriced relative to current business fundamentals and future business prospects.

Joseph Welsh, CFA Portfolio Manager

Margaret Hui, CFA Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE FUND	5

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES
Media	12.2%
Commercial Services & Supplies	10.7
Hotels, Restaurants & Leisure	6.6
Health Care Equipment & Supplies	6.3
Health Care Providers & Services	4.1
Chemicals	4.0
Energy Equipment & Services	3.8
Auto Components	3.6
Diversified Telecommunication Services	3.4
Aerospace & Defense	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO Only Total
AAA	7.3%
BBB	1.4
BB	25.8
B	56.9
CCC	4.8
Unrated	3.6
Other Securities	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6	OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year
CLASS A	(OOSAX)	9/8/99	7.63%	6.64%	5.41%
CLASS B	(OOSBX)	9/8/99	6.96%	5.99%	5.05%
CLASS C	(OOSCX)	9/8/99	7.11%	6.16%	4.90%
CLASS I	(OOSIX)	10/26/12	5.39%*	N/A	N/A
CLASS N	(OOSNX)	10/26/12	4.80%*	N/A	N/A
CLASS Y	(OOSYX)	11/28/05	7.93%	6.94%	5.18%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13
		Inception Date	1-Year	5-Year	10-Year
CLASS A	(OOSAX)	9/8/99	3.86%	5.88%	5.04%
CLASS B	(OOSBX)	9/8/99	3.96%	5.83%	5.05%
CLASS C	(OOSCX)	9/8/99	6.11%	6.16%	4.90%
CLASS I	(OOSIX)	10/26/12	5.39%*	N/A	N/A
CLASS N	(OOSNX)	10/26/12	3.80%*	N/A	N/A
CLASS Y	(OOSYX)	11/28/05	7.93%	6.94%	5.18%*

* Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/13
CLASS A	4.33%
CLASS B	3.87
CLASS C	3.99
CLASS I	4.80
CLASS N	4.11
CLASS Y	4.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the

OPPENHEIMER SENIOR FLOATING RATE FUND	7

contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares.

Standardized yield is based on net investment income for the 30-day period ended 7/31/13 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Credit Suisse Leveraged Loan Index, a composite index of U.S. dollar denominated senior loan returns representing an unleveraged investment in senior loans that is broadly based across the spectrum of senior floating rate loans and includes reinvestment of income (to represent real assets). Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER SENIOR FLOATING RATE FUND	9

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$1,028.40	$5.14
Class B	1,000.00	1,026.60	8.27
Class C	1,000.00	1,026.00	7.61
Class I	1,000.00	1,031.40	3.48
Class N	1,000.00	1,026.90	6.76
Class Y	1,000.00	1,029.80	3.78

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,016.66	8.23
Class C	1,000.00	1,017.31	7.58
Class I	1,000.00	1,021.37	3.46
Class N	1,000.00	1,018.15	6.73
Class Y	1,000.00	1,021.08	3.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.64
Class C	1.51
Class I	0.69
Class N	1.34
Class Y	0.75

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS    July 31, 2013

	Principal Amount	Value
Corporate Loans—101.0%
Consumer Discretionary—31.1%
Auto Components—3.6%
Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/25/20[1]	$25,065,000	$25,283,692
Allison Transmission, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/23/19[1]	11,892,156	12,013,991
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 1.938%-2.138%, 12/29/14[1]	41,640,341	41,012,031
Tranche C, 1.938%-2.138%, 12/28/15[1]	23,152,608	22,803,259
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	32,397,262	31,695,311
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	70,715,000	71,465,923
HHI Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 10/5/18[1]	13,625,866	13,779,157
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/10/18[1]	24,472,504	24,809,001
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/18/18[1]	33,119,941	33,699,540
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/5/20[1]	14,631,538	14,759,564
Schaeffler AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.25%, 1/27/17[1]	39,910,000	40,196,594
Sequa Automotive Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/15/18[1]	27,362,500	27,693,121
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/28/19[1]	48,391,250	49,056,630
Tower Automotive Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 4/23/20[1]	48,924,913	49,454,916
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/9/18[1]	12,118,450	12,254,783
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	13,129,475	13,211,535

		483,189,048
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	53,103,690	216,398
Distributors—1.6%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%-6.164%, 1/11/19[1]	29,586,936	29,891,859
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/10/19[1]	16,974,262	17,136,926
Capital Automotive LP, Sr. Sec. Credit Facitlites 1st Lien Term Loan, 6%, 4/30/20[1]	34,835,835	35,967,999
Cole Haan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 1/31/20[1]	27,519,297	27,783,014

OPPENHEIMER SENIOR FLOATING RATE FUND	11

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Distributors Continued
Container Store, Inc., Sr. Sec. Credit Facilties 1st Lien Term Loan, Tranche B, 5.50%, 4/6/19[1]	$27,719,363	$27,857,960
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/23/20[1]	43,190,000	43,297,975
Toys R US Property Co. I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 7/31/19[1]	33,020,000	33,061,275

		214,997,008
Diversified Consumer Services—1.8%
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 11/9/18[1]	23,120,288	23,467,092
Audio Visual Services Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.75%, 5/9/18[1]	10,545,000	10,624,088
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/15/18[1]	73,598,176	73,759,208
Learning Care Group No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/8/19[1]	23,135,000	23,294,053
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/23/18[1]	28,157,569	28,450,886
Sedgwick Claims Management Service, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/12/18[1]	20,820,796	21,029,004
Sedgwick Claims Management Service, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8%, 12/12/18[1]	29,550,000	30,104,063
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/27/17[1]	13,164,506	13,191,928
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 6/27/18[1]	12,020,000	12,260,400

		236,180,722
Hotels, Restaurants & Leisure—6.6%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/22/16[1]	36,144,721	36,596,530
AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities Exit 1st Lien Term Loan, 8.75%, 6/29/18[1]	42,500,000	42,181,250
Allfelx Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/17/20[1]	31,500,000	31,716,563
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 7/3/19[1]	20,000,000	20,075,000
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-5.178%, 3/18/18[1]	18,110,608	18,004,968
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 3/1/17[1]	36,962,325	37,378,151
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.44%, 1/28/18[1]	51,652,143	45,001,930
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.44%, 1/28/18[1]	96,455,245	85,776,299

12	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
Corner Investment Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11%, 11/2/19[1]	$13,395,000	$13,796,850
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-5.425%, 1/31/20[1]	20,942,512	21,099,581
Focus Brands, Inc., Sr. Sec. Credit Facilites 1st Lien Term Loan, 4.25%-5.425%, 2/21/18[1]	20,404,864	20,513,276
Golden Nugget Biloxi, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 11/29/16[1]	20,000,000	20,100,000
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.18%, 6/30/14[1,3]	36,502,244	35,772,199
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.17%, 6/30/14[1,3]	19,078,832	18,697,255
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.44%, 11/2/14[1]	8,304,812	7,868,809
Great Wolf Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/31/20[1]	20,000,000	20,125,000
Horseshoe Baltimore, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.25%, 7/2/20[1]	8,835,000	9,100,050
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 10/29/18[1]	17,128,087	17,224,433
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/24/18[1]	44,842,795	45,459,384
MGM Resorts International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 12/20/19[1]	26,233,175	26,315,048
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	7,324,926	7,434,800
Oceania Cruises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/2/20[1]	30,000,000	30,150,000
PF Chang’s China Bistro, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/22/19[1]	8,717,894	8,832,316
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	30,657,121	30,897,994
Peppermill Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/9/18[1]	21,189,173	21,577,634
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	22,842,800	23,033,149
ROC Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/8/19[1]	20,000,000	20,155,000
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 14.573%, 5/20/18[1,3]	32,385,000	32,546,925
Scientific Games Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/22/20[1]	25,000,000	24,968,750
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 4/27/18[1]	35,420,017	35,884,904
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/31/19[1]	78,255,000	78,509,329

		886,793,377

OPPENHEIMER SENIOR FLOATING RATE FUND	13

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Household Durables—1.6%
KIK Custom Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/29/19[1]	$45,430,000	$45,188,676
KIK Custom Products, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/29/19[1]	25,430,000	25,398,213
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/27/19[1]	30,559,261	30,728,436
Renfro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.671%-5.75%, 1/30/19[1]	19,745,775	19,893,869
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%-5.178%, 4/10/20[1]	17,020,761	17,063,313
Sun Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	47,545,263	47,604,694
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	32,391,811	32,533,525

		218,410,726
Leisure Equipment & Products—1.1%
Bombardier Recreational Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 1/30/19[1]	7,542,857	7,567,605
Caesars Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 4/25/17[1]	42,930,000	43,359,300
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 6/27/20[1]	25,000,000	25,343,750
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 12/27/20[1]	10,000,000	10,250,000
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 3/2/20[1]	54,246,125	54,832,201
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13%, 5/2/17[1]	8,070,000	8,554,200

		149,907,056
Media—12.2%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[1]	106,353,039	102,601,117
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[2,3,4]	25,238,104	4,542,859
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	1,636,911	1,612,357
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%-5.50%, 7/2/19[1]	15,592,437	15,358,551
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	3,430,651	3,379,192
Ancestry.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.25%, 5/15/18[1]	8,668,750	8,722,930
Atlantic Broadband Penn LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Trache B, 3.25%, 11/30/19[1]	19,242,430	19,302,562

14	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Media Continued
Barrington Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/14/17[1]	$8,125,154	$8,135,311
Cenveo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 2/13/17[1]	23,018,809	23,162,676
Cequel Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/14/19[1]	12,328,788	12,393,933
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 12/31/13[2,3]	577,191	2,889
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.936%, 1/30/19[1]	57,276,554	52,952,175
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.836%, 1/29/16[1]	104,463,265	98,166,428
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 7/26/18[1]	27,575,791	27,300,033
Entravision Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 0.75%, 5/31/20[1]	10,000,000	9,956,250
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/30/19[1]	52,497,150	52,931,879
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/14/17[1]	80,952,285	81,964,189
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	70,747,861	70,941,286
Granite Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/23/18[1]	18,744,237	18,908,249
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%-4.75%, 10/12/19[1]	40,824,369	41,245,391
Hemishpere Media Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/24/20[1]	18,870,000	18,964,350
Hoyts Cinemas Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 5/30/20[1]	15,440,000	15,517,200
Hoyts Cinemas Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 11/30/20[1]	9,250,000	9,307,813
Hubbard Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/19[1]	9,618,843	9,674,949
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/16/16[1]	16,988,300	17,136,948
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 4/2/18[1]	94,104,291	94,957,158
LIN Television Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 12/21/18[1]	7,540,247	7,599,062
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5%, 7/19/20[1]	32,500,000	32,939,823
McGraw-Hill Global Education Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 3/22/19[1]	27,057,188	27,243,206
Media General, Inc., Sr. Sec. Credit Faciliities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.25%, 7/30/20[1]	94,350,000	94,438,500

OPPENHEIMER SENIOR FLOATING RATE FUND	15

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Media Continued
Mediacom Broadband LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche G, 4%, 1/20/20[1]	$9,974,874	$9,995,652
Tranche H, 3.25%, 1/29/21[1]	19,500,000	19,454,292
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	7,834,615	7,863,995
Merrill Communications LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 3/8/18[1]	22,829,677	23,038,956
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 5/6/18[1]	10,433,690	10,493,684
NEP Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/22/20[1]	56,593,110	57,194,412
Nine Entertainment Co. Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/5/20[1]	19,950,000	19,941,681
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	32,385,418	32,749,754
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[1]	7,000,000	7,061,250
RCN Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%-6.50%, 3/1/20[1]	34,336,512	34,647,704
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	36,031,307	37,022,168
Raycom TV Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/31/17[1]	18,047,904	18,228,383
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	27,785,067	28,005,041
Sesac, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/7/19[1]	8,955,000	9,033,356
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[1]	40,721,154	41,790,084
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B2, 4.50%, 3/1/20[1]	44,887,500	45,148,027
Tranche C3, 4%, 3/1/20[1]	48,259,050	48,172,859
Village Roadshow Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/21/17[1]	10,500,000	10,690,050
Virgin Media Investment Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/8/20[1]	25,000,000	25,171,875
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 10/12/19[1]	44,041,219	44,197,213
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	132,024,401	133,716,029

		1,644,975,731
Multiline Retail—0.5%
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/22/18[1]	28,780,000	29,049,813

16	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Multiline Retail Continued
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4%, 5/16/18[1]	$35,255,000	$35,406,491

		64,456,304
Specialty Retail—1.8%
Anchor Hocking LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/21/20[1]	26,215,000	26,485,355
Burlington Coat Factory Investments Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/23/17[1]	49,822,850	50,196,272
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	76,285,309	77,016,351
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/16/18[1]	21,712,563	21,807,555
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/16/19[1]	22,791,368	23,064,863
Toys R US Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6%, 9/1/16[1]	19,130,155	19,020,845
Tranche B2, 5.25%, 5/25/18[1]	16,383,025	16,062,196
Tranche B3, 5.25%, 5/25/18[1]	10,241,079	10,040,528

		243,693,965
Textiles, Apparel & Luxury Goods—0.3%
Freedom Group, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/19/19[1]	12,321,359	12,390,667
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	21,228,963	20,820,306

		33,210,973
Consumer Staples—4.3%
Beverages—0.2%
Ferrara Candy Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%-8.384%, 6/18/18[1]	24,139,292	24,139,292
Food & Staples Retailing—1.9%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/21/19[1]	47,380,650	47,736,005
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/26/19[1]	25,112,092	25,267,410
Fairway Group Acquisition, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 8/17/18[1]	31,757,300	31,916,086
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 6, 4%, 2/21/20[1]	27,431,250	27,640,413
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	32,108,334	33,099,678
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.75%, 11/15/19[1]	56,819,122	56,978,955
Smart & Final, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 11/15/20[1]	13,015,385	13,324,500

OPPENHEIMER SENIOR FLOATING RATE FUND	17

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Food & Staples Retailing Continued
Supervalu, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 3/21/19[1]	$27,515,141	$27,817,807

		263,780,854
Food Products—2.0%
Advancepierre Foods, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	30,603,881	30,999,192
Advancepierre Foods, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/10/17[1]	8,750,000	8,943,226
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/3/20[1]	30,145,000	30,371,088
CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/5/21[1]	10,840,000	10,921,300
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/8/18[1]	36,016,114	36,121,173
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-4.932%, 4/1/20[1]	17,605,876	17,638,888
HJ Heinz Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.50%, 6/5/20[1]	40,000,000	40,430,560
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/9/20[1]	29,748,052	30,640,493
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/25/18[1]	16,661,275	16,671,688
Lineage Logistics LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/26/19[1]	8,495,000	8,481,731
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	23,845,000	23,681,066
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche G, 3.25%, 4/29/20[1]	12,468,750	12,492,129

		267,392,534
Household Products—0.1%
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-5.425%, 12/17/19[1]	7,123,672	7,191,090
Personal Products—0.1%
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%-4.932%, 1/31/19[1]	9,306,717	9,345,498
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 11/20/17[1]	10,018,796	10,139,853

		19,485,351
Energy—5.1%
Energy Equipment & Services—3.8%
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/19/19[1]	19,419,956	19,541,331
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	13,710,000	13,881,375

18	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Energy Equipment & Services Continued
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/22/19[1]	$20,000,000	$20,300,000
Blackbrush Texstar Borrower LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/4/19[1]	24,583,388	24,598,752
Buffalo Gulf Coast Terminals, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/31/17[1]	9,597,072	9,717,035
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[1]	46,553,000	47,809,931
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6%, 3/31/21[1]	102,240,000	103,645,800
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 5/6/16[1]	26,292,870	26,274,097
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	34,730,000	35,077,300
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/28/19[1]	32,757,900	33,019,963
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	23,455,000	23,619,185
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[1]	52,050,000	50,228,250
Saxon Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/15/19[1]	22,738,613	22,866,517
Sheridan Investment Partners I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	47,777,463	47,896,907
Sheridan Production Partners I-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	6,330,905	6,354,646
Sheridan Production Partners I-M LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 10/1/19[1]	3,866,954	3,881,455
Vantage Drilling Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 10/25/17[1]	25,376,323	25,579,334

		514,291,878
Oil, Gas & Consumable Fuels—1.3%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche NM, 12.576%, 3/1/14[1]	499,836	221,177
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 12.576%, 3/3/14[1]	7,569,490	3,349,499
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 12.576%, 3/1/14[1]	5,727,584	2,534,456
NGPL PipeCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/15/17[1]	35,462,438	34,206,465
Philadelphia Energy Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/4/18[1]	54,852,525	54,715,394
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6%, 9/25/18[1]	70,395,000	71,318,934

OPPENHEIMER SENIOR FLOATING RATE FUND	19

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Tallgrass Operations LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/13/18[1]	$9,989,081	$10,138,917

		176,484,842
Financials—4.2%
Capital Markets—1.5%
American Capital Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/22/16[1]	11,215,000	11,288,458
Duff & Phelps LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/23/20[1]	14,140,000	14,246,050
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.186%, 5/13/17[1]	70,968,121	71,172,154
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	21,550,000	21,617,344
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	35,020,441	35,121,125
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/28/17[1]	53,552,745	54,140,861

		207,585,992
Consumer Finance—0.3%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/8/18[1]	34,502,940	34,962,967
Diversified Financial Services—0.7%
Altisource Portfolio Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/27/19[1]	36,850,536	37,242,073
Guggenheim Partners Investment Management, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/22/20[1]	33,500,000	33,939,687
KCG Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/5/17[1]	11,975,000	11,915,125
StoneRiver Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/30/19[1]	16,325,000	16,406,429

		99,503,314
Insurance—1.4%
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 1/7/19[1]	110,000,000	109,931,250
Cooper Gay Swett & Crawford Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 4/16/20[1]	16,730,000	16,925,189
Cooper Gay Swett & Crawford Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 10/16/20[1]	4,360,000	4,455,375
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/1/20[1]	56,140,000	56,403,184

		187,714,998
Real Estate Management & Development—0.3%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/5/20[1]	36,408,750	36,841,104

20	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Health Care—12.7%
Biotechnology—0.3%
Grifols, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/1/17[1]	$26,373,276	$26,524,922
eResearch Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/2/18[1]	15,880,757	15,970,087

		42,495,009
Health Care Equipment & Supplies—6.3%
ATI Physical Therapy, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/20/19[1]	14,328,000	14,456,350
Alere, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.25%, 6/30/17[1]	11,034,291	11,152,910
Tranche B2, 4.25%, 6/30/17[1]	10,630,176	10,744,451
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/3/19[1]	39,750,000	39,799,688
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4%-5.50%, 2/10/17[1]	27,833,366	27,989,929
BSN Medical GmbH & Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5%, 8/28/19[1]	26,600,000	26,821,658
Bausch & Lomb, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 5/18/19[1]	39,068,895	39,117,732
Biomet, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.936%-4.023%, 7/25/17[1]	14,291,420	14,408,525
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/1/18[1]	11,358,239	11,450,524
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/7/19[1]	44,310,000	44,651,541
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/22/16[1]	34,051,143	34,235,598
Covis Pharmaceuticals Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/4/19[1]	35,737,313	35,752,215
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/15/17[1]	58,882,336	59,225,796
GENEX Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/15/18[1]	19,000,000	19,142,500
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	56,375,937	54,790,364
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	37,952,393	37,485,579
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	38,232,471	38,586,121
Ikaria Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 7/3/18[1]	42,610,000	43,142,625
Ikaria, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.50%, 6/30/16[1]	13,000,000	12,740,000

OPPENHEIMER SENIOR FLOATING RATE FUND	21

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Health Care Equipment & Supplies Continued
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.50%, 5/4/18[1]	$40,448,625	$40,966,893
LHP Hospital Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 7/3/18[1]	32,490,004	32,977,354
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.50%, 11/30/18[1]	45,735,000	45,048,975
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 2/9/17[1]	51,978,024	52,335,373
Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/13/19[1]	22,131,847	22,330,105
Trident USA Health Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/20/20[1]	29,340,000	29,364,440
United Surgical Partners International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/3/19[1]	9,855,849	9,960,567
VWR Funding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.186%, 4/3/17[1]	9,950,000	10,018,406
WP Prism, Inc., Sr. Sec. Credit Facilities Term Loan, 6.25%, 5/31/18[1]	20,000,000	20,025,000

		838,721,219
Health Care Providers & Services—4.1%
American Renal Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	38,705,525	38,342,661
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 7/2/18[1]	44,199,197	44,457,011
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 1/2/19[1]	1,500,000	1,524,375
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 12/12/17[1]	8,083,263	8,153,992
DaVita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/20/16[1]	13,717,763	13,835,654
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%-5.25%, 5/25/18[1]	54,513,193	54,876,633
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 0%-10.603%, 12/4/17[1]	24,453,535	24,988,457
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A, 6.25%, 8/17/15[1]	2,462,296	2,471,530
Tranche B1, 6.50%, 8/17/16[1]	47,437,196	47,615,086
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/1/18[1]	59,550,142	59,587,362
MSO of Puerto Rico, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 12/12/17[1]	5,878,737	5,930,176
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 8/26/17[1]	50,773,005	51,194,624
Quintiles Transnational, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 6/8/18[1]	19,645,164	19,865,937

22	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Health Care Providers & Services Continued
Select Medical Holdings Corp., Sr. Credit Facilities 1st Lien Term Loan, Tranche, 4%-5.178%, 6/1/18[1]	$35,622,886	$35,822,980
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	17,750,000	17,866,263
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/11/19[1]	33,830,000	34,019,448
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/11/20[1]	7,000,000	7,017,500
Surgical Care Affiliates, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/29/18[1]	27,237,129	27,313,747
Truven Health Analytics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/6/19[1]	4,987,500	5,024,906
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 7/3/19[1]	14,232,684	14,223,788
Vanguard Health Holdings II, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 1/29/16[1]	12,679,531	12,736,982
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/4/16[1]	19,281,949	19,000,760

		545,869,872
Pharmaceuticals—2.0%
Catalent Pharma Solutions, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.686%, 9/15/16[1]	12,560,959	12,596,293
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/15/17[1]	32,300,435	32,381,186
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[1]	7,664,791	7,703,115
Healogics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 2/5/19[1]	21,443,750	21,631,383
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/30/19[1]	54,945,177	55,205,177
Pharmaceutical Product Development, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/5/18[1]	27,940,760	28,196,893
Valeant Pharmaceuticals International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/26/20[1]	98,835,000	98,958,544
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 3/15/18[1]	10,582,563	10,610,342
Tranche B2, 4.25%, 3/15/18[1]	451,184	452,368
Tranche B3 Add-on, 4.25%, 3/15/18[1]	5,810,008	5,825,259

		273,560,560
Industrials—24.5%
Aerospace & Defense—3.1%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	26,920,000	25,439,400
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.75%, 6/27/19[1]	50,000,000	50,325,000

OPPENHEIMER SENIOR FLOATING RATE FUND	23

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Aerospace & Defense Continued
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 6.25%, 11/2/18[1]	$22,360,724	$22,752,037
Tranche B2, 5%, 11/2/18[1]	10,136,862	10,314,257
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/20/17[1]	30,179,500	30,343,858
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/9/20[1]	33,014,763	33,221,105
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	43,013,453	43,622,825
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/30/15[1]	3,861,102	3,783,880
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.75%, 2/14/20[1]	23,768,000	23,961,115
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 12/31/15[1]	30,473,733	18,284,240
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.613%, 6/30/16[1]	9,344,574	3,971,444
LMI Aerospace, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/28/18[1]	30,443,263	30,747,696
Landmark Aviation FBO Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 10/25/19[1]	14,554,369	14,731,758
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	46,171,890	46,806,754
TransDigm Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 2/28/20[1]	25,475,000	25,667,769
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	26,616,250	26,815,872

		410,789,010
Air Freight & Logistics—0.2%
US Airways, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 5/23/19[1]	29,300,000	29,347,613
Airlines—0.7%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.75%, 6/27/19[1]	33,865,000	34,085,123
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4%, 10/18/18[1]	26,054,100	26,195,991
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 4/1/19[1]	27,983,725	28,281,052

		88,562,166
Building Products—1.0%
ABC Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/16/20[1]	26,440,000	26,513,186
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 11.94%, 4/30/16[1,3]	31,959,900	31,001,103

24	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Building Products Continued
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/21/19[1]	$20,644,000	$20,727,877
NCI Building Systems Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/24/19[1]	20,000,000	20,041,660
Nortek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/26/17[1]	9,569,041	9,652,770
Wilsonart International Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 10/31/19[1]	30,573,187	30,619,047

		138,555,643
Commercial Services & Supplies—10.7%
ADS Waste Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/9/19[1]	32,934,500	33,208,811
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/18/17[1]	22,045,498	22,227,991
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 6/17/18[1]	31,759,066	32,473,645
Alixpartners LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 7/10/20[1]	35,000,000	35,495,845
Alixpartners LLP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 7/10/21[1]	12,500,000	12,757,813
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/3/17[1]	13,613,357	13,706,949
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 2/2/18[1]	7,475,000	7,573,109
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.50%, 5/24/19[1]	49,750,000	49,821,093
Tranche B2, 3.50%, 7/8/20[1]	55,450,000	54,414,638
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/31/19[1]	21,318,900	21,425,495
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.658%, 3/16/17[1]	13,613,069	13,737,860
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[1]	8,940,000	9,060,985
Ceridian Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.942%, 5/9/17[1]	30,457,671	30,730,511
Corporate Executive Board, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/2/19[1]	11,910,150	11,939,925
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	32,337,500	32,431,828
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	15,000,000	15,112,500
Edmentum, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/17/18[1]	28,462,344	28,640,233
Edmentum, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 5/17/19[1]	5,000,000	5,037,500

OPPENHEIMER SENIOR FLOATING RATE FUND	25

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Services & Supplies Continued
Evertec Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/17/20[1]	$27,250,000	$27,236,375
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/3/18[1]	33,330,761	33,934,880
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.191%, 3/23/18[1]	61,215,219	61,291,738
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.191%, 9/24/18[1]	20,000,000	20,012,500
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.191%, 3/24/17[1]	35,125,094	35,184,667
GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 5.25%, 11/1/19[1]	11,217,985	11,272,325
GCA Services Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 9.25%, 11/1/20[1]	13,145,000	13,375,038
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 5/26/18[1]	20,857,460	19,058,504
Insight Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 10/31/19[1]	30,895,000	31,242,569
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/11/18[1]	10,196,383	10,236,149
JHCI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 7/11/19[1]	27,500,000	27,385,408
JHCI Acquisition, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 7/11/20[1]	11,000,000	10,954,163
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	51,474,703	51,152,986
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	18,060,000	17,819,206
Livingston International, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/18/19[1]	30,300,000	30,337,875
Livingston International, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 4/17/20[1]	15,245,000	15,454,619
New Breed Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 10/1/19[1]	22,288,000	22,399,440
OPE USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/10/20[1]	35,000,000	35,350,000
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.50%, 9/25/17[1]	2,138,453	2,150,927
Tranche C, 5.75%, 3/25/19[1]	34,161,006	34,374,512
Osmose Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/18[1]	24,047,057	24,207,378
Ozburn-Hessey Holding, Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	26,545,000	26,777,269
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/21/19[1]	31,281,746	31,399,053

26	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Commercial Services & Supplies Continued
STG-Fairway Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/28/19[1]	$27,431,250	$27,534,117
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/19/19[1]	84,548,747	85,777,325
Sourcehov, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/30/18[1]	35,525,000	35,791,438
Sourcehov, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/30/19[1]	13,680,000	13,816,800
Surveymonkey.com LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/7/19[1]	19,950,000	20,224,313
Tervita Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/15/18[1]	46,151,700	46,545,928
Transunion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/8/19[1]	7,290,982	7,382,119
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 6/26/19[1]	117,179,414	117,443,067
Waste Corp. of America LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 3/23/18[1]	16,813,085	16,870,889
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.75%, 6/30/18[1]	29,482,615	29,654,469
WorldPay/Ship Midco Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche C, 4.75%, 11/29/19[1]	13,205,000	13,279,278

		1,436,724,055
Electrical Equipment—2.1%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/8/16[1]	22,017,691	22,189,715
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 6/8/17[1]	8,755,000	8,850,762
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%-7.89%, 11/22/17[1]	50,614,325	51,209,044
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/22/18[1]	8,051,940	8,075,428
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/16/18[1]	27,517,859	27,731,123
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5%, 3/1/20[1]	81,710,650	82,663,968
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/30/17[1]	16,615,329	16,667,252
Rocket Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 2/8/18[1]	16,629,998	16,684,045
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	51,605,516	51,024,954

		285,096,291
Industrial Conglomerates—1.5%
Air Distribution Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 11/9/18[1]	33,827,407	34,038,828

OPPENHEIMER SENIOR FLOATING RATE FUND	27

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Industrial Conglomerates Continued
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	$33,705,525	$34,021,514
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	95,880,000	96,359,400
Generac Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/31/20[1]	8,890,000	8,910,838
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 5/28/17[1]	8,470,088	8,512,437
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	19,480,888	19,277,955

		201,120,972
Machinery—2.0%
Accudyne Industries LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 12/13/19[1]	36,690,700	36,751,717
Alliance Laundry Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/10/18[1]	15,565,049	15,642,875
August Lux Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5%, 4/27/18[1]	32,604,337	32,848,870
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11%, 10/11/17[1]	18,894,615	18,705,669
CPM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/29/17[1]	10,589,975	10,626,383
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/28/20[1]	30,881,437	31,067,745
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 7/11/18[1]	20,937,313	21,015,828
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/1/18[1]	9,605,633	9,663,267
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/28/17[1]	10,024,485	10,142,273
Utex Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/10/20[1]	36,965,000	37,080,516
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 9/8/17[1]	52,618,125	52,697,052

		276,242,195
Marine—0.9%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[1]	17,282,699	16,872,235
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/22/19[1]	32,363,888	30,907,513
Harvey Gulf International Marine LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	34,440,000	34,999,650
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	33,850,000	34,498,803

		117,278,201

28	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Road & Rail—0.5%
American Petroleum Tankers Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/2/19[1]	$9,668,148	$9,776,915
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%-4.932%, 12/21/17[1]	24,932,715	25,197,626
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.50%, 10/12/14[1]	4,390,438	4,384,950
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	29,987,172	30,312,023

		69,671,514
Trading Companies & Distributors—1.8%
Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 6/30/17[1]	16,415,000	16,435,519
Home Loan Servicing Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/26/20[1]	32,765,000	33,030,397
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[1]	40,445,126	40,141,788
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 2/15/18[1]	44,812,688	45,484,878
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[1]	52,178,815	54,961,668
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/15/17[1]	52,344,628	52,507,576

		242,561,826
Information Technology—4.5%
Communications Equipment—0.2%
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/31/19[1]	29,100,748	29,209,603
Electronic Equipment, Instruments & Components—0.4%
Aeroflex Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.50%, 11/9/19[1]	21,382,747	21,583,211
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	27,931,408	28,158,351
Kronos, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/30/20[1]	9,093,000	9,439,671

		59,181,233
Internet Software & Services—0.6%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.773%, 10/26/17[1]	15,963,394	14,151,182
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 8%, 3/31/18[1]	36,139,348	34,136,614
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[1]	5,800,000	5,843,500
Hyland Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/25/19[1]	20,096,062	20,138,767

		74,270,063

OPPENHEIMER SENIOR FLOATING RATE FUND	29

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
IT Services—0.7%
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/19/18[1]	$26,270,711	$26,555,301
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	60,682,913	61,074,803

		87,630,104
Office Electronics—0.2%
CDW LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 4/29/20[1]	30,807,788	30,721,156
Semiconductors & Semiconductor Equipment—0.1%
NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 1/10/20[1]	9,957,481	10,173,230
Software—2.3%
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 10/4/18[1]	53,859,419	54,577,526
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 10/10/18[1]	54,306,052	54,492,756
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[1]	12,265,000	12,387,650
EZE Castle Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/6/20[1]	16,750,000	16,882,610
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 4/5/18[1]	40,206,735	40,652,789
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/22/20[1]	35,560,000	35,715,575
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/22/21[1]	9,370,000	9,408,070
Petroleum Place, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 11/20/18[1]	17,468,000	17,468,000
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/21/18[1]	62,454,732	63,107,135
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	8,335,000	8,532,956

		313,225,067
Materials—8.5%
Chemicals—4.0%
AI Chem & Cy SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.50%, 10/4/19[1]	13,973,803	14,139,742
Tranche B2, 4.50%, 10/4/19[1]	7,250,335	7,336,433
Arysta LifeScience Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 5/29/20[1]	31,745,000	31,989,690
Ascend Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/10/18[1]	15,220,625	15,325,267
CeramTec, Sr. Sec. Credit Faciliities 1st Lien Term Loan, Tranche B, 4.25%, 7/30/20[1]	25,650,000	25,906,500
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	11,711,853	11,833,855
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.026%, 11/15/14[1]	18,892,174	18,968,933

30	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Chemicals Continued
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	$20,665,000	$20,794,156
DuPont Performance Coatings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/1/20[1]	42,042,163	42,508,578
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 12/20/19[1]	20,890,075	20,994,525
Houghton International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/21/20[1]	3,800,000	3,864,125
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%-4.25%, 5/4/18[1]	43,183,115	43,175,385
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10.50%, 9/10/15[1]	6,918,897	6,875,654
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 6/7/20[1]	19,000,000	19,142,500
MacDermid, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 12/7/20[1]	13,295,000	13,494,425
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5%, 9/8/17[1]	8,550,094	8,502,000
Tranche B, 5%, 9/9/17[1]	15,728,813	15,605,938
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	25,106,361	25,195,288
OXEA Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	22,760,000	23,065,553
OXEA Sarl, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/15/20[1]	8,880,000	8,926,176
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/7/17[1]	51,416,175	51,930,337
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	23,895,000	24,104,081
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	59,320,000	60,131,023
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	30,080,002	29,760,403

		543,570,567
Construction Materials—0.4%
Grohe Holding GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/18/17[1]	23,750,050	23,898,488
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/17[1]	20,007,588	20,230,593
Roofing Supply Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/31/19[1]	7,443,750	7,484,073

		51,613,154
Containers & Packaging—1.2%
Caraustar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/1/19[1]	14,035,000	14,171,841
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/3/19[1]	35,096,121	35,381,277

OPPENHEIMER SENIOR FLOATING RATE FUND	31

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Containers & Packaging Continued
Exopack LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/31/17[1]	$38,284,759	$38,715,462
Expera Specialty Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/26/18[1]	37,500,000	37,125,000
Pact Group Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/29/20[1]	14,190,000	14,198,869
Xerium Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/2/19[1]	19,650,000	19,785,093

		159,377,542
Metals & Mining—2.0%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	1,890,661	189
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[1]	53,782,299	53,507,794
Constellium Holdco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%-6.25%, 3/25/20[1]	20,620,851	21,342,580
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	33,643,280	33,657,309
Fortescue Metals Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/18/17[1]	73,237,674	73,910,362
Murray Energy Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/24/19[1]	12,500,000	12,515,625
Noranda Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	33,050,086	32,099,896
Patriot Coal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 9.25%, 12/31/13[1]	5,117,412	5,117,412
Walter Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%-6.75%, 4/2/18[1]	33,673,561	32,576,020

		264,727,187
Paper & Forest Products—0.9%
Berlin Packaging LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/2/19[1]	21,745,000	21,944,336
Berlin Packaging LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/2/20[1]	7,510,000	7,622,650
Paperweight Development Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.658%, 6/28/19[1]	56,385,000	56,032,594
Ranpak Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/23/19[1]	4,405,000	4,438,038
Ranpak, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 4/23/20[1]	4,405,000	4,537,150
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/10/19[1]	30,925,000	30,925,000

		125,499,768

32	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Telecommunication Services—4.1%
Diversified Telecommunication Services—3.4%
Convergeone LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 5/8/19[1]	$22,080,000	$21,951,207
Endurance International Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 11/9/19[1]	22,432,275	22,628,557
Endurance International Group, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 5/9/20[1]	22,545,000	22,685,906
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	63,599,425	63,351,006
Global Tel Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/23/20[1]	35,960,481	35,780,679
Global Tel Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 11/23/20[1]	25,000,000	24,500,000
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/31/17[1]	36,263,694	36,059,711
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 7.75%, 7/31/17[1]	3,672,250	3,585,034
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 5.436%, 6/1/15[1]	4,000,000	3,360,000
Integra Telecom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 2/22/19[1]	25,930,013	26,254,138
Integra Telecom, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 2/21/20[1]	8,000,000	8,256,664
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/13/20[1]	29,678,000	29,918,777
LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8%, 4/12/21[1]	22,426,943	22,763,347
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B II, 4.75%, 8/1/19[1]	44,945,000	45,342,763
Tranche B, 5.178%, 8/1/19[1]	8,865,000	8,937,028
Securus Technologies Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/30/20[1]	30,830,000	30,746,512
Securus Technologies Holdings, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 4/30/21[1]	13,245,000	13,264,868
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	43,824,666	43,890,403

		463,276,600
Wireless Telecommunication Services—0.7%
Cricket Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche C, 4.75%, 3/8/20[1]	34,720,000	35,012,967
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	35,359,472	35,109,021
Syniverse Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 4/23/19[1]	18,000,000	18,118,134

		88,240,122

OPPENHEIMER SENIOR FLOATING RATE FUND	33

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Utilities—2.0%
Electric Utilities—1.4%
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.539%, 10/19/15[1,3]	$7,538,180	$4,051,772
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 6/5/20[1]	40,000,000	39,600,000
La Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/30/20[1]	25,000,000	25,187,500
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 8/25/18[1]	3,730,000	3,725,338
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.365%, 2/22/15[1,3]	32,558,144	20,918,607
Texas Competitive Electric Holdings Co. LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.695%-4.775%, 10/10/17[1]	117,895,956	82,987,671
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.695%-3.775%, 10/10/14[1]	27,704,398	19,864,053

		196,334,941
Energy Traders—0.2%
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/23/20[1]	22,406,713	22,552,357
Gas Utilities—0.3%
Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 4/3/19[1]	20,500,000	20,910,000
Power Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.625%, 5/6/20[1]	1,777,778	1,760,000
Power Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/6/20[1]	14,222,222	14,111,118
Power Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 11/6/20[1]	2,000,000	1,993,334

		38,774,452
Multi-Utilities—0.1%
GIM Channelview Congeneration, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/8/20[1]	10,000,000	10,083,330

Total Corporate Loans (Cost $13,519,594,439)		13,580,462,146
Corporate Bonds and Notes—1.2%
Beazer Homes USA, Inc., 6.625% Sr. Sec. Nts., 4/15/18	5,000,000	5,412,500
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[3]	8,931,790	5,381,403
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[5]	5,925,000	6,053,827
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[5]	6,105,000	6,242,363
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[5]	26,860,000	30,016,050
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20	2,744,300	2,416,113
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[5]	8,870,000	9,302,413
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[5]	5,365,000	5,686,900

34	OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value
Corporate Bonds and Notes Continued
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[5]	$11,850,000	$12,175,875
K Hovnanian Enterprises, Inc., 7.25% Sr. Sec. Nts., 10/15/20[5]	7,505,000	8,124,163
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	5,907,000	6,394,328
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[5]	15,910,000	17,182,800
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[5]	17,500,000	18,637,500
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	22,100,000	22,873,481
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	8,880,000	5,994,000

Total Corporate Bonds and Notes (Cost $160,694,944)		161,893,716
	Shares
Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[4,6] (Cost $0)	1,145	—
Common Stocks—0.3%
Alpha Media Group, Inc.[4,6]	8,587	—
Cinram International Income Fund[6]	17,849,008	—
Eningen Realty, Inc.[6]	1,642	7,184
NRG Energy, Inc.	1,163	31,192
Revel Entertainment[6]	433,506	16,256,475
Young Broadcasting, Inc., Cl. A4,6	2,476	17,827,200

Total Common Stocks (Cost $55,896,257)		34,122,051
	Units
Rights, Warrants and Certificates—0.5%
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[6]	35,695	22,309,375
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[4,6]	5,994	43,156,800

Total Rights, Warrants and Certificates (Cost $21,941,536)		65,466,175
	Shares
Investment Companies—8.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,7]	1,101,188,372	1,101,188,372
Oppenheimer Short Duration Fund, Cl. Y4	7,501,219	75,162,210

Total Investment Companies (Cost $1,176,350,582)		1,176,350,582
Total Investments, at Value (Cost $14,934,477,758)	111.7%	15,018,294,670
Liabilities in Excess of Other Assets	(11.7)	(1,567,957,943)

Net Assets	100.0%	$13,450,336,727

OPPENHEIMER SENIOR FLOATING RATE FUND	35

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/ Principal July 31, 2012	Gross Additions		Gross Reductions		Shares/Units/ Principal July 31, 2013
Alpha Media Group, Inc.	8,587	—		—		8,587
Alpha Media Group, Inc., Preferred	1,145	—		—		1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16	22,394,755	26,640,399		23,797,050		25,238,104
Levlad LLC	40,755	—		40,755		—
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 3/5/15	5,891,331	—		5,891,331		—
Oppenheimer Institutional Money Market Fund, Cl. E	259,822,618	4,362,728,540		3,521,362,786		1,101,188,372
Oppenheimer Short Duration Fund, Cl Y.	—	7,501,219		—		7,501,219
Young Broadcasting, Inc., Cl. Aa	3,703	—		1,227		2,476
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[a]	7,138	—		1,144		5,994

		Value		Income		Realized Gain
Alpha Media Group, Inc.		$—		$—		$—
Alpha Media Group, Inc., Preferred		—		—		—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16		4,542,859		4,784,584	[b]	—
Levlad LLC		—		—		2,261,875
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 3/5/15		—		453,454	[b]	45,299
Oppenheimer Institutional Money Market Fund, Cl. E		1,101,188,372		889,425		—
Oppenheimer Short Duration Fund, Cl Y.		75,162,210		162,211		—
Young Broadcasting, Inc., Cl. Aa		—	[c]	—		5,462,000
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[a]		—	[c]	—		3,940,294

		$1,180,893,441		$6,289,674		$11,709,468

a. No longer an affiliate as of July 31, 2013.

b. All or portion of the transactions were the result of non-cash interest or dividends.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $119,415,891 or 0.89% of the Fund’s net assets as of July 31, 2013.

6. Non-income producing security.

7. Rate shown is the 7-day yield as of July 31, 2013.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $13,745,253,561)	$13,837,401,229
Affiliated companies (cost $1,189,224,197)	1,180,893,441
15,018,294,670
Cash	79,391,155
Receivables and other assets:
Shares of beneficial interest sold	205,781,106
Interest, dividends and principal paydowns	49,738,984
Investments sold	41,924,367
Other	4,042,579
Total assets	15,399,172,861
Liabilities
Payables and other liabilities:
Investments purchased	1,915,475,068
Shares of beneficial interest redeemed	21,457,484
Dividends	7,671,446
Distribution and service plan fees	1,690,557
Transfer and shareholder servicing agent fees	775,507
Shareholder communications	179,161
Trustees’ compensation	64,775
Other	1,522,136
Total liabilities	1,948,836,134
Net Assets	$13,450,336,727
Composition of Net Assets
Par value of shares of beneficial interest	$1,603,248
Additional paid-in capital	13,922,064,352
Accumulated net investment loss	(2,145,805)
Accumulated net realized loss on investments	(555,001,980)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	83,816,912
Net Assets	$13,450,336,727

OPPENHEIMER SENIOR FLOATING RATE FUND	37

STATEMENT OF ASSETS AND LIABILITIES    Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,345,041,364 and 636,726,793 shares of beneficial interest outstanding)	$8.39
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.69
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,318,706 and 10,635,335 shares of beneficial interest outstanding)	$8.40
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,132,134,523 and 372,697,227 shares of beneficial interest outstanding)	$8.40
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $159,260,392 and 19,015,034 shares of beneficial interest outstanding)	$8.38
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,576,450 and 902,830 shares of beneficial interest outstanding)	$8.39
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,717,005,292 and 563,270,965 shares of beneficial interest outstanding)	$8.37

See accompanying Notes to Financial Statements.

38	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest:
Unaffiliated companies	$518,495,264
Affiliated companies	5,238,038
Dividends:
Unaffiliated companies	394
Affiliated companies	1,051,636
Other income	2,916,942
Total investment income	527,702,274
Expenses
Management fees	49,745,156
Distribution and service plan fees:
Class A	8,449,634
Class B	658,193
Class C	16,912,507
Class N	8,969
Transfer and shareholder servicing agent fees:
Class A	3,818,209
Class B	196,331
Class C	2,051,693
Class I	10,271
Class N	2,680
Class Y	2,140,718
Shareholder communications:
Class A	328,458
Class B	16,886
Class C	178,275
Class I	78
Class N	422
Class Y	180,793
Borrowing fees	5,149,553
Custodian fees and expenses	1,617,868
Trustees’ compensation	165,317
Other	998,605
Total expenses	92,630,616
Less waivers and reimbursements of expenses	(711,201)
Net expenses	91,919,415
Net Investment Income	435,782,859

OPPENHEIMER SENIOR FLOATING RATE FUND	39

STATEMENT OF OPERATIONS    Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$(12,376,815)
Affiliated companies	11,709,468
Net realized loss	(667,347)
Net change in unrealized appreciation/depreciation on:
Investments	137,859,244
Translation of assets and liabilities denominated in foreign currencies	(17,652)
Net change in unrealized appreciation/depreciation	137,841,592
Net Increase in Net Assets Resulting from Operations	$572,957,104

See accompanying Notes to Financial Statements.

40	OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$435,782,859	$297,620,522
Net realized loss	(667,347)	(116,399,144)
Net change in unrealized appreciation/depreciation	137,841,592	(28,115,571)
Net increase in net assets resulting from operations	572,957,104	153,105,807
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(166,395,707)	(133,446,160)
Class B	(3,808,969)	(4,362,704)
Class C	(99,790,333)	(83,091,619)
Class I	(1,723,172)	—
Class N	(80,040)	—
Class Y	(127,987,582)	(62,546,232)
	(399,785,803)	(283,446,715)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,613,863,253	(402,606,164)
Class B	(8,569,211)	(9,459,214)
Class C	1,236,905,452	3,408,208
Class I	159,429,369	—
Class N	7,558,234	—
Class Y	3,257,063,133	149,722,392
	7,266,250,230	(258,934,778)
Net Assets
Total increase (decrease)	7,439,421,531	(389,275,686)
Beginning of period	6,010,915,196	6,400,190,882
End of period (including accumulated net investment loss of $2,145,805 and $2,431,261, respectively)	$13,450,336,727	$6,010,915,196

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	41

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.19	$8.33	$8.04	$7.18	$8.27
Income (loss) from investment operations:
Net investment income[2]	.44	.44	.49	.50	.48
Net realized and unrealized gain (loss)	.17	(.16)	.27	.82	(.99)
Total from investment operations	.61	.28	.76	1.32	(.51)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.42)	(.47)	(.46)	(.58)
Net asset value, end of period	$8.39	$8.19	$8.33	$8.04	$7.18
Total Return, at Net Asset Value[3]	7.63%	3.58%	9.65%	18.64%	(4.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,345,041	$2,657,114	$3,125,845	$838,425	$575,490
Average net assets (in thousands)	$3,403,854	$2,558,060	$1,961,051	$666,512	$624,278
Ratios to average net assets:[4]
Net investment income	5.32%	5.47%	5.89%	6.47%	7.15%
Expenses excluding interest and fees from borrowings	1.01%	1.06%	1.01%	1.14%	1.12%
Interest and fees from borrowings	0.06%	0.11%	0.06%	0.29%	0.68%
Total expenses[5]	1.07%	1.17%	1.07%	1.43%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.16%	1.06%	1.42%	1.75%
Portfolio turnover rate	68%	54%	52%	67%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	1.08%
Year Ended July 31, 2012	1.18%
Year Ended July 29, 2011	1.08%
Year Ended July 30, 2010	1.44%
Year Ended July 31, 2009	1.81%

See accompanying Notes to Financial Statements.

42	OPPENHEIMER SENIOR FLOATING RATE FUND

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.20	$8.34	$8.05	$7.18	$8.27
Income (loss) from investment operations:
Net investment income[2]	.40	.39	.44	.46	.44
Net realized and unrealized gain (loss)	.16	(.16)	.27	.82	(.99)
Total from investment operations	.56	.23	.71	1.28	(.55)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.37)	(.42)	(.41)	(.54)
Net asset value, end of period	$8.40	$8.20	$8.34	$8.05	$7.18
Total Return, at Net Asset Value[3]	6.96%	2.92%	8.92%	18.04%	(5.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,319	$95,676	$107,129	$87,676	$ 98,997
Average net assets (in thousands)	$87,671	$95,258	$ 94,654	$96,622	$106,162
Ratios to average net assets:[4]
Net investment income	4.78%	4.84%	5.34%	5.86%	6.53%
Expenses excluding interest and fees from borrowings	1.64%	1.69%	1.70%	1.80%	1.76%
Interest and fees from borrowings	0.06%	0.11%	0.06%	0.29%	0.68%
Total expenses[5]	1.70%	1.80%	1.76%	2.09%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.79%	1.75%	2.08%	2.39%
Portfolio turnover rate	68%	54%	52%	67%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	1.71%
Year Ended July 31, 2012	1.81%
Year Ended July 29, 2011	1.77%
Year Ended July 30, 2010	2.10%
Year Ended July 31, 2009	2.45%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	43

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.20	$8.34	$8.05	$7.19	$8.27
Income (loss) from investment operations:
Net investment income[2]	.40	.41	.45	.47	.45
Net realized and unrealized gain (loss)	.17	(.16)	.27	.81	(.98)
Total from investment operations	.57	.25	.72	1.28	(.53)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.39)	(.43)	(.42)	(.55)
Net asset value, end of period	$8.40	$8.20	$8.34	$8.05	$7.19
Total Return, at Net Asset Value[3]	7.11%	3.10%	9.10%	18.06%	(5.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,132,135	$1,845,423	$1,877,203	$831,166	$670,264
Average net assets (in thousands)	$2,258,041	$1,750,570	$1,320,002	$740,664	$705,289
Ratios to average net assets:[4]
Net investment income	4.85%	5.00%	5.44%	6.01%	6.66%
Expenses excluding interest and fees from borrowings	1.49%	1.52%	1.51%	1.62%	1.60%
Interest and fees from borrowings	0.06%	0.11%	0.06%	0.29%	0.68%
Total expenses[5]	1.55%	1.63%	1.57%	1.91%	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.62%	1.56%	1.90%	2.23%
Portfolio turnover rate	68%	54%	52%	67%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	1.56%
Year Ended July 31, 2012	1.64%
Year Ended July 29, 2011	1.58%
Year Ended July 30, 2010	1.92%
Year Ended July 31, 2009	2.29%

See accompanying Notes to Financial Statements.

44	OPPENHEIMER SENIOR FLOATING RATE FUND

Class I	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.27
Income (loss) from investment operations:
Net investment income[2]	.35
Net realized and unrealized gain	.09
Total from investment operations	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)
Net asset value, end of period	$8.38
Total Return, at Net Asset Value[3]	5.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,260
Average net assets (in thousands)	$ 45,348
Ratios to average net assets:[4]
Net investment income	5.55%
Expenses excluding interest and fees from borrowings	0.63%
Interest and fees from borrowings	0.06%
Total expenses[5]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%
Portfolio turnover rate	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended July 31, 2013	0.70%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	45

FINANCIAL HIGHLIGHTS    Continued

Period Ended July 31,
Class N	2013[1]
Per Share Operating Data
Net asset value, beginning of period	$ 8.29
Income (loss) from investment operations:
Net investment income[2]	.31
Net realized and unrealized gain	.08

Total from investment operations	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)
Net asset value, end of period	$8.39

Total Return, at Net Asset Value[3]	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,577
Average net assets (in thousands)	$2,375
Ratios to average net assets:[4]
Net investment income	4.99%
Expenses excluding interest and fees from borrowings	1.27%
Interest and fees from borrowings	0.06%

Total expenses[5]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%
Portfolio turnover rate	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended July 31, 2013	1.34%

See accompanying Notes to Financial Statements.

46	OPPENHEIMER SENIOR FLOATING RATE FUND

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.17	$8.31	$8.03	$7.16	$8.25
Income (loss) from investment operations:
Net investment income[2]	.46	.46	.50	.52	.47
Net realized and unrealized gain (loss)	.17	(.16)	.27	.83	(.96)
Total from investment operations	.63	.30	.77	1.35	(.49)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.44)	(.49)	(.48)	(.60)
Net asset value, end of period	$8.37	$8.17	$8.31	$8.03	$7.16
Total Return, at Net Asset Value[3]	7.93%	3.85%	9.81%	19.18%	(4.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,717,005	$1,412,702	$1,290,014	$42,002	$8,507
Average net assets (in thousands)	$2,502,666	$1,141,887	$ 557,932	$17,679	$7,054
Ratios to average net assets:[4]
Net investment income	5.55%	5.73%	6.01%	6.67%	7.34%
Expenses excluding interest and fees from borrowings	0.72%	0.79%	0.72%	0.76%	0.94%
Interest and fees from borrowings	0.06%	0.11%	0.06%	0.29%	0.68%
Total expenses[5]	0.78%	0.90%	0.78%	1.05%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.89%	0.77%	1.04%	1.57%
Portfolio turnover rate	68%	54%	52%	67%	51%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	0.79%
Year Ended July 31, 2012	0.91%
Year Ended July 29, 2011	0.79%
Year Ended July 30, 2010	1.06%
Year Ended July 31, 2009	1.63%

See accompanying Notes to Financial Statements.

OPPENHEIMER SENIOR FLOATING RATE FUND	47

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I and N shares were first publicly offered October 26, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in senior loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as

48	OPPENHEIMER SENIOR FLOATING RATE FUND

the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate senior loans. Senior loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The senior loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some senior loans. As a result, some senior loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of July 31, 2013, securities with an aggregate market value of $13,580,462,146, representing 100.97% of the Fund’s net assets were comprised of senior loans.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of July 31, 2013 is as follows:

Cost	$26,872,224
Market Value	$4,762,335
Market Value as a % of Net Assets	0.04%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its

OPPENHEIMER SENIOR FLOATING RATE FUND	49

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

50	OPPENHEIMER SENIOR FLOATING RATE FUND

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$9,600,469	$—	$550,513,025	$69,830,772

1. As of July 31, 2013, the Fund had $550,513,025 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2014	$4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370
2018	203,947,679
2019	29,853,127
No expiration	68,447,979

Total	$550,513,025

2. During the fiscal year ended July 31, 2013, the Fund utilized $21,037,956 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,343,672	$35,711,600	$37,055,272

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Ordinary income	$399,785,803	$283,446,715

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference

OPPENHEIMER SENIOR FLOATING RATE FUND	51

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$14,948,463,898

Gross unrealized appreciation	$185,555,000
Gross unrealized depreciation	(115,724,228)

Net unrealized appreciation	$69,830,772

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s

52	OPPENHEIMER SENIOR FLOATING RATE FUND

maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is

OPPENHEIMER SENIOR FLOATING RATE FUND	53

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts

54	OPPENHEIMER SENIOR FLOATING RATE FUND

related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER SENIOR FLOATING RATE FUND	55

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$13,580,461,957	$189	$13,580,462,146
Corporate Bonds and Notes	—	161,893,716	—	161,893,716
Preferred Stocks	—	—	—	—
Common Stocks	31,192	16,256,475	17,834,384	34,122,051
Rights, Warrants and Certificates	—	—	65,466,175	65,466,175
Investment Companies	1,176,350,582	—	—	1,176,350,582

Total Assets	$1,176,381,774	$13,758,612,148	$83,300,748	$15,018,294,670

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Rights, Warrants and Certificates	$21,414,000	$(25,432,688)	$25,432,688	$(21,414,000)

Total Assets	$21,414,000	$(25,432,688)	$25,432,688	$(21,414,000)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013[1]		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	407,709,356	$3,408,860,964	123,813,315	$1,007,298,219
Dividends and/or distributions reinvested	17,639,583	147,204,021	12,526,172	101,695,238
Redeemed	(112,950,000)	(942,201,732)	(187,039,142)	(1,511,599,621)

Net increase (decrease)	312,398,939	$2,613,863,253	(50,699,655)	$(402,606,164)

56	OPPENHEIMER SENIOR FLOATING RATE FUND

	Year Ended July 31, 2013[1]		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	2,793,510	$23,352,560	3,053,256	$24,860,454
Dividends and/or distributions reinvested	392,523	3,273,144	446,362	3,625,691
Redeemed	(4,223,730)	(35,194,915)	(4,673,973)	(37,945,359)

Net decrease	(1,037,697)	$(8,569,211)	(1,174,355)	$(9,459,214)

Class C
Sold	182,467,507	$1,527,016,773	51,673,131	$421,568,901
Dividends and/or distributions reinvested	9,068,811	75,747,636	7,315,197	59,481,599
Redeemed	(43,839,662)	(365,858,957)	(58,952,951)	(477,642,292)

Net increase	147,696,656	$1,236,905,452	35,377	$3,408,208

Class I
Sold	18,985,257	$159,180,441	—	$—
Dividends and/or distributions reinvested	167,601	1,402,787	—	—
Redeemed	(137,824)	(1,153,859)	—	—

Net increase	19,015,034	$159,429,369	—	$—

Class N
Sold	926,309	$7,754,479	—	$—
Dividends and/or distributions reinvested	9,120	76,414	—	—
Redeemed	(32,599)	(272,659)	—	—

Net increase	902,830	$7,558,234	—	$—

Class Y
Sold	474,905,029	$3,961,109,317	116,256,459	$944,980,826
Dividends and/or distributions reinvested	12,489,460	104,100,230	5,976,533	48,451,695
Redeemed	(96,982,627)	(808,146,414)	(104,520,021)	(843,710,129)

Net increase	390,411,862	$3,257,063,133	17,712,971	$149,722,392

1. For the year ended July 31, 2013 for Class A, Class B, Class C, and Class Y shares, and for the period from October 26, 2012 (inception of offering) to July 31, 2013 for Class I and N shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$13,570,488,542	$5,648,037,551

OPPENHEIMER SENIOR FLOATING RATE FUND	57

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

58	OPPENHEIMER SENIOR FLOATING RATE FUND

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Board of Trustees has currently set the fee for Class B and Class C shares at an annual rate of 0.50% of the daily net assets of those classes, but may increase up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$7,817,902
Class C	85,461,271
Class N	22,900

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$1,511,612	$107,254	$86,533	$325,967	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2013, the Manager waived fees and/or reimbursed the Fund $711,201 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

OPPENHEIMER SENIOR FLOATING RATE FUND	59

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $1,777,778 at July 31, 2013. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At July 31, 2013, these commitments have a market value of $1,760,000 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations. Details of the borrowings for the year ended July 31, 2013 are as follows:

Fees Paid	$6,797,976

As of July 31, 2013, the Fund had no such borrowings outstanding.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds

60	OPPENHEIMER SENIOR FLOATING RATE FUND

Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for

OPPENHEIMER SENIOR FLOATING RATE FUND	61

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

62	OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 19, 2013

OPPENHEIMER SENIOR FLOATING RATE FUND	63

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2013, the maximum amount allowable but not less than $401,606,307 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

64	OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER SENIOR FLOATING RATE FUND	65

TRUSTEES AND OFFICERS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1999) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

66	OPPENHEIMER SENIOR FLOATING RATE FUND

Beverly L. Hamilton, Trustee (since 2005) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2005) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER SENIOR FLOATING RATE FUND	67

TRUSTEES AND OFFICERS    Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999–March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management

68	OPPENHEIMER SENIOR FLOATING RATE FUND

William F. Glavin, Jr., Continued	Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 1999) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Margaret Hui, Vice President (since 1999) Age: 1958	Vice President of the Sub-Adviser (since February 2005); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Assistant Vice President of the Sub-Adviser (October 1999-January 2005). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since

OPPENHEIMER SENIOR FLOATING RATE FUND	69

TRUSTEES AND OFFICERS    Continued

Arthur S. Gabinet, Continued	January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5667).

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OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER SENIOR FLOATING RATE FUND	71

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

72	OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER SENIOR FLOATING RATE FUND	73

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0291.001.0713 September 23, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $57,600 in fiscal 2013 and $56,500 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $5,000 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,045,903 in fiscal 2013 and $724,570 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013